SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 19, 2003

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

ITEM 5.        OTHER EVENTS.

On May 19, 2003, the Registrant announced the election of one additional Class I member of the Registrant’s Board of Directors. A copy of the press release relating to the announcement is attached as an exhibit hereto.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial statements of businesses acquired.

N/A

(b)	Pro forma financial information.

N/A

(c)	Exhibits.

99.1	Press release, dated May 19, 2003, relating to the election of one additional Class I member of the Registrant’s Board of Directors.

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By: /s/    ROBERT B. HARRIS, PH.D.

Robert B. Harris, Ph.D.

President and Chief Executive Officer

Dated: May 19, 2003

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release, dated May 19, 2003, relating to the election of one additional Class I member of the Registrant’s Board of Directors.

4